EXHIBIT 21

SUBSIDIARIES AS OF JANUARY 31, 2018

State or Other Jurisdiction of Incorporation or Organization	% Owned Directly or Indirectly by Vulcan

Aggregates USA, LLC

Aggregates USA (Augusta), LLC

Aggregates USA (Macon), LLC

Aggregates USA (Savannah), LLC

Aggregates USA (Sparta), LLC

Arundel Company, LLC

Azusa Rock, LLC

Black Point Aggregates, Inc.

Calizas Industriales del Carmen, S.A. de C.V.

CalMat Co.

Calmat Leasing Company, LLC

Central Division Logistics, LLC

Chesapeake Marine Partnership

D C Materials, Inc.

Florida Cement, LLC

Florida Rock Industries, Inc.

Freeport Aggregates Limited

FRI Bahamas Ltd.

Fulton Concrete Company, LLC

Harper Brothers, LLC

Heritage Logistics, LLC

Legacy Vulcan, LLC

Maryland Rock Industries, LLC

Maryland Stone, LLC

Mideast Division Logistics, LLC

Mountain West Logistics, LLC

Rancho Piedra Caliza, S.A. de C.V.

Rapica Servicios Tecnicos Y Administrativos, S.A. de C.V.

RECO Transportation, LLC

S & G Concrete Company, LLC

Salisbury Towing, LLC

Servicios Integrales, Gestoria Y Administracion, S.A. de C. V.

Soportes Tecnicos Y Administrativos, S.A. de C.V.

Southeast Division Logistics, LLC

Southern Gulf Coast Division Logistics, LLC

Statewide Transport, LLC

TCS Materials, LLC

Triangle Rock Products, LLC

VCA Shipping Services, LLC

VGCM, LLC

Virginia Concrete Company, LLC

Vulcan Aggregates Company, LLC

Vulcan Asphalt, LLC

Vulcan Concrete, LLC

Vulcan Construction Materials, LLC

Vulcan Gulf Coast Materials, LLC

Vulcan Lands, Inc.

Vulcan Shipping Company, Limited

Delaware

Delaware

Delaware

Delaware

Delaware

Delaware

Delaware

Nova Scotia

Mexico

Delaware

Delaware

Delaware

Maryland

District of Columbia

Delaware

Florida

Bahamas

Bahamas

Delaware

Delaware

Delaware

Delaware

Delaware

Delaware

Delaware

Delaware

Mexico

Mexico

Delaware

Delaware

Delaware

Mexico

Mexico

Delaware

Delaware

Delaware

Delaware

Delaware

Delaware

Delaware

Delaware

Delaware

Delaware

Delaware

Delaware

North Carolina

New Jersey

Bahamas

100 100 100 100 100 100 100 100 100 100 100 100 100 100 100 100 100 100 100 100 100 100 100 100 100 100 100 100 100 100 100 100 100 100 100 100 100 100 100 100 100 100 100 100 100 100 100 100

Exhibit 21